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                                                                    EXHIBIT 23.3


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 28, 1999, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-41196) and related Prospectus of Digital Insight Corporation for the Registration of 4,600,000 shares of common stock.

                                        /s/ Ernst & Young LLP

Atlanta, Georgia
July 26, 2000